EXHIBIT 99.1

KIWA BIO-TECH PRODUCTS GROUP CORPORATION REPORTS 70% REVENUE GROWTH IN THE THIRD QUARTER

CHINA SUBSIDIARY TURNS PROFITABLE AND COMPANY FORECASTS A STRONG FOURTH QUARTER

LOS ANGELES, November 16, 2004 - Kiwa Bio-Tech Products Group Corporation ("the Company" or "KIWA"), (OTCBB:KWBT) reported its third quarter financial results yesterday. Net sales were $407,884 for the third quarter ended September 30, 2004, compared with net sales of $239,759 for the second quarter ended June 30, 2004, an increase of more than 70%. Gross profit for the third quarter ended September 30, 2004 was $237,497 compared with gross profit of $163,469 for the second quarter ended June 30, 2004, an increase of over 45%.

The increase was attributable to repeat orders from existing distributors and new orders originating from the company's in-house sales network. In the third quarter the company started executing its national sales network development plan and conducted sales promotions in China.

"This represents the third quarter that Kiwa's products have been commercially available. We continue to be very pleased with the strong sequential sales growth the company is producing, from $53,458 in the first quarter to $239,759 in the second quarter and now $407,884 in the third quarter", stated Wei Li, Chairman and CEO of KIWA. "Based on feedback and commitments from our customers, we estimate that the fourth quarter net sales, which is usually slower due to seasonal changes, should be as strong as or stronger than the third quarter net sales", Li commented.

Net loss decreased $603,843 to $153,112 for the third quarter ended September 30, 2004, as compared to $756,955 for the second quarter ended June 30, 2004. The significant decrease is attributable to lower interest expenses, including amortization of beneficial feature of convertible notes.

Li added, "I am proud to announce that our China based subsidiary recognized a profit in the third quarter. This is a significant milestone in our plan to sustained profitability.

            KIWA BIO-TECH PRODUCTS GROUP CORPORATION AND SUBSIDIARIES
                          (A Development Stage Company)
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                    Three Months Ended               Nine Months Ended
                                       September 30,                   September 30,
                               ----------------------------    ----------------------------
                                   2004            2003            2004            2003
                               ------------    ------------    ------------    ------------
Net sales ..................   $    407,884    $       --      $    701,101    $       --
Cost of sales ..............        170,387            --           277,688            --
                               ------------    ------------    ------------    ------------
Gross profit ...............        237,497            --           423,413            --
                               ------------    ------------    ------------    ------------
Operating expenses:
  Consulting and
    professional fees ......        186,075            --           285,535            --
  Directors' compensation ..          2,175           2,175          22,473          19,730
  General and administrative        160,245         168,415         436,234         254,837
  Research and development .         14,195          17,147          40,946          44,051
  Depreciation and
    amortization ...........         17,725           3,451          35,260           7,112
  Reverse merger costs .....           --              --         1,417,434            --
                               ------------    ------------    ------------    ------------
  Total costs and expenses .        380,415         191,188       2,237,882         325,730
                               ------------    ------------    ------------    ------------
                                   (142,918)       (191,188)     (1,814,469)       (325,730)
                               ------------    ------------    ------------    ------------
Interest income (expense),
   net .....................        (10,194)         (4,486)       (745,845)         (3,877)
                               ------------    ------------    ------------    ------------
Net loss ...................   $   (153,112)   $   (195,674)   $ (2,560,314)   $   (329,607)
                               ============    ============    ============    ============
Net loss per common share -
  basic and diluted ........   $     (0.004)   $     (0.016)   $     (0.072)   $     (0.027)
                               ============    ============    ============    ============
Weighted average number
  of common shares
  outstanding -
  basic and diluted ........     39,166,806      12,356,670      35,772,751      12,356,670
                               ============    ============    ============    ============

                                                         June 5, 2002
                                                        (Inception)to
                                                         September 30
                                                             2004
                                                         (Cumulative)
                                                         ------------
 Net sales ....................................          $    741,132
 Cost of sales ................................               307,982
                                                         ------------
 Gross profit .................................               433,150
                                                         ------------

 Operating expenses:
   Consulting and professional fees ...........               853,138
   Directors' compensation ....................               370,489
   General and administrative .................               805,169
   Research and development ...................               110,545
   Depreciation and amortization ..............                54,150
   Reverse merger costs .......................             1,467,770
                                                         ------------
   Total costs and expenses ...................             3,661,261
                                                         ------------
                                                           (3,228,111)
                                                         ------------
 Interest income (expense), net ...............              (758,326)
                                                         ------------
 Net loss ....................................           $ (3,986,437)
                                                         ============


For more information on KIWA and its products, please refer to the website at: http://www.kiwabiotech.com.

About KIWA Bio-Tech Products Group Corporation

KIWA develops, manufactures and distributes innovative, cost-effective, and environmentally-safe bio-technological products to agricultural and environmental protection markets. The Company's goal is to have people in China and elsewhere in the world eat healthier, drink cleaner and live longer. The Company is a pioneer in commercialization of biotechnology, having an offshore manufacturing base in Shandong Province, China and distributing bio-tech products worldwide.


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


This press release contains information that constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from any future results described within the forward-looking statements. Risk factors that could contribute to such differences include those matters more fully disclosed in the Company's reports filed with the Securities and Exchange Commission. The forward-looking information provided herein represents the Company's estimates as of the date of the press release, and subsequent events and developments may cause the Company's estimates to change. The Company specifically disclaims any obligation to update the forward-looking information in the future. Therefore, this forward-looking information should not be relied upon as representing the Company's estimates of its future financial performance as of any date subsequent to the date of this press release.

Contact: Kiwa Bio-Tech Products Group Corporation
         James Zhan
         Vice President
         (626) 964-3232
         jameszhan@kiwabiotech.com


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